                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant    [ X ]

Filed by a party other than the registrant [    ]

Check the appropriate box:
[   ]    Preliminary proxy statement     [    ]   Confidential, for Use of the
                                                  Commission Only (as Permitted
                                                  by Rule 14a-6(e)(2))
[   ]    Definitive proxy statement
[ X ]    Definitive additional materials
[   ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          Epoch Pharmaceuticals, Inc.
                (Name of Registrant as Specified in Its Charter)

                          Epoch Pharmaceuticals, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[   ]    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(j)(2).
[   ]    $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

                 _______________________________________________________________
         (2)     Aggregate number of securities to which transactions applies:

                 _______________________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                 _______________________________________________________________
         (4)     Proposed maximum aggregate value of transaction:

                 _______________________________________________________________

[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount previously paid:

                 _______________________________________________________________
         (2)     Form, schedule or registration statement no.:

                 _______________________________________________________________
         (3)     Filing party:

                 _______________________________________________________________
         (4)     Date filed:

                 _______________________________________________________________

                          EPOCH PHARMACEUTICALS, INC.


                         SUPPLEMENT TO PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 25, 1996



         This Supplement to the Proxy Statement ("Supplement") is being furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") of Epoch Pharmaceuticals, Inc., a Delaware corporation ("Epoch" or the "Company"), to be held at the principal offices of the Company, 1725 220th Street, S.E., No. 104, Bothell, Washington 98021, at 9:00 A.M. Pacific Time, on Wednesday, September 25, 1996, and at any and all adjournments or postponements thereof.

         The information set forth herein amends and supplements the Proxy Statement dated August 30, 1996 (the "Proxy Statement") which has been previously mailed to all stockholders of record of the Company as of the close of business on August 27, 1996, the record date for the Annual Meeting. The information contained in this Supplement should be read carefully in conjunction with the Proxy Statement. Capitalized terms not defined herein have the meanings set forth in the Proxy Statement.

                                    GENERAL

         The Proxy Statement relates to the Annual Meeting held for the following purposes:

         1. To elect four (4) directors to the Company's Board of Directors to serve until the 1997 Annual Meeting of Stockholders;

         2. To consider and vote upon a proposal to approve and adopt an amendment to the Company's Restated Certificate of Incorporation to authorize 10,000,000 shares of Preferred Stock, with such designations, preferences, limitations and relative rights as the Board of Directors shall determine; and

         3. To consider and vote upon a proposal and adopt an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock issuable thereunder from 20,000,000 to 40,000,000 shares.

                 MODIFICATION OF PROPOSAL 3 -- AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         As more fully set forth in the Proxy Statement, the Board of Directors directed that there be submitted to the stockholders of the Company a proposed amendment to Article 4 of the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock of the Company from 20,000,000 shares to 40,000,000 shares.

         The Board of Directors has reconsidered its initial proposal and has directed that there be submitted to the stockholders of the Company a modified proposal to increase the authorized number of shares of Common Stock of the Company from 20,000,000 shares to 30,000,000 shares, rather than 40,000,000 shares. In connection therewith, all references in the Proxy Statement to an increase in the authorized number of shares of Common Stock to 40,000,000 shares is being deleted and replaced with 30,000,000 shares.

         Additionally, the Proxy Statement provides that the Company does not presently have any plans, agreements, understandings or arrangements that will or could result in the issuance of Common Stock, other than the issuance of Common Stock upon the exercise of outstanding warrants and outstanding stock options granted under the Company's stock option plans. Subsequent to the mailing by the Company of its Proxy Statement to its stockholders, in the discussions between the Company and VIMRx Pharmaceuticals, Inc. ("VIMRx") concerning the Company's equity interest in Ribonetics GmbH, the parties have discussed, among other things, an investment in the Company by VIMRx which would require the issuance of the Company's Common Stock to VIMRx. However, no definitive terms have been agreed to by the parties with respect to such a transaction, and there are no assurances that any agreement will be reached.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE MODIFIED PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK. STOCKHOLDERS ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN
IT IN THE ENCLOSED PREPAID ENVELOPE OR BY TELECOPIER AT (206) 485-4421.

         For additional copies of the Proxy Statement or assistance in returning proxies, stockholders of the Company may call the Secretary of Epoch, Sanford S. Zweifach, collect at (206) 485-8566. A stockholder who has given a proxy may revoke it at any time prior to exercise. Stockholders of the Company may submit or revoke proxies by telecopier at (206) 485-4421.

         This Supplement is being mailed on or about September 16, 1996 to all stockholders entitled to vote at the meeting.

PROXY

                           EPOCH PHARMACEUTICALS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       ANNUAL MEETING OF THE STOCKHOLDERS
                               SEPTEMBER 25, 1996

   The undersigned hereby nominates, constitutes and appoints Fred Craves, Ph.D. and Sanford S. Zweifach, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of EPOCH PHARMACEUTICALS, INC. which the undersigned is entitled to represent and vote at the 1996 Annual Meeting of Stockholders of the Company to be held at the principal offices of the Company, 1725 220th Street, S.E., No. 104, Bothell, Washington 98021, on September 25, 1996, at 9:00 a.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE REVERSE SIDE. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THIS PROXY, "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE SHARES OF PREFERRED STOCK AND "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 30,000,000 SHARES.



                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

/x/  PLEASE MARK YOUR
     VOTES AS THIS
     EXAMPLE



              THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2 AND 3

                           FOR                   WITHHOLD
                   all nominees listed           AUTHORITY
                 above (except as marked      to vote for all
                 to the contrary below)    nominees listed above
1. Election of             / /                     / /             Nominees: Fred Craves, Ph.D.
   Directors:                                                                Sanford S. Zweifach
                                                                             Kenneth L. Melmon, M.D.
                                                                             Gregory Sessler

(INSTRUCTION: To withhold authority to vote for any nominee, print that nominee's name in the space provided below)


- ----------------------------------------------------------

                                                         FOR   AGAINST   ABSTAIN
2. Amendment to the Company's Restated Certificate of    / /     / /       / /
   Incorporation to authorize Preferred Stock.

3. Amendment to the Company's Restated Certificate of    / /     / /       / /
   Incorporation to increase the authorized number of
   shares of Common Stock to 30,000,000 shares.

4. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

IMPORTANT -- PLEASE SIGN AND DATE ON BELOW AND RETURN PROMPTLY



Signature of stockholder_______________________________ Date _____________, 1996

Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.